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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 [No. 33-94138] of Harmonic Lightwaves, Inc. of our report dated January 21, 1997, appearing on page 36 of the Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K.



/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP

San Jose, California
March 28, 1997